SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 26, 1998



                                SITEL CORPORATION
             (Exact name of registrant as specified in its charter)



         Minnesota                  1-12577                  47-0684333
(State or jurisdiction of       (Commission File          (I.R.S. Employer
incorporation or organization)      Number)               Identification No.)



                           111 S. Calvert, Suite 1710
                           Baltimore, Maryland  21202
                                 (410) 659-5700
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                  ____________________________________________









This 8-K consists of 3 pages.
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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On May 26, 1998, in connection with the acquisition of all of the outstanding shares of SA Intuiparc ("IPA"), a French corporation, by an affiliated company of the registrant, the registrant issued 41,353 shares of its Common Stock to the owners of IPA. The issued shares were sold outside the United States in reliance on multiple exemptions from registration, including without limitation Regulation S.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  May 29, 1998             SITEL Corporation


                                By: /s/ W. Gar Richlin
                                    _____________________________________
                                    W. Gar Richlin
                                    Executive Vice President - Finance
                                    and Chief Financial Officer